EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2024 Financial Results

SAN RAFAEL, Calif., Jan. 16, 2025 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2024 of $31.7 million and diluted earnings per common share ("EPS") of $1.19. Fourth quarter 2024 results include an increase to the book tax provision to reconcile the 2023 income tax provision to the filed 2023 tax returns, which reduced EPS $0.01. Fourth quarter 2024 results compare to third quarter 2024 net income of $35.1 million and EPS of $1.31, which included gains from life insurance and sales of other assets equivalent to EPS of $0.04.

"Westamerica’s fourth quarter 2024 results benefited from the Company’s valuable low-cost deposit base, of which 47 percent was represented by non-interest bearing checking accounts during the quarter; the annualized cost of funding our loan and bond portfolios was 0.24 percent in the quarter. Operating expenses remained well controlled at 37 percent of total revenues. The Company recognized no provision for credit losses. At December 31, 2024, nonperforming assets were stable at $0.7 million and the allowance for credit losses was $14.8 million” said Chairman, President and CEO David Payne. “Fourth quarter 2024 results generated an annualized 12.1 percent return on average common equity. Shareholders were paid a $0.44 per common share dividend during the fourth quarter 2024,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $59.2 million for the fourth quarter 2024, compared to $62.5 million for the third quarter 2024. The annualized yield earned on loans, bonds and cash for the fourth quarter 2024 was 4.25 percent compared to 4.45 percent for the third quarter 2024. The annualized cost of funding the loan and bond portfolios was 0.24 percent for the fourth quarter 2024, compared to 0.37 percent for the third quarter 2024.

Noninterest income for the fourth quarter 2024 totaled $10.6 million compared to $11.9 million for the third quarter 2024. Third quarter 2024 results include $1.6 million in gains from life insurance and sales of other assets.

Noninterest expenses for the fourth quarter 2024 were $25.9 million compared to $26.3 million for the third quarter 2024.

The income tax provision for the fourth quarter 2024 includes a $305 thousand increase to reconcile the 2023 income tax provision to the filed 2023 tax returns.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
           Westamerica Bancorporation
           1108 Fifth Avenue, San Rafael, CA 94901
           Robert A. Thorson – SVP & Treasurer
           707-863-6840
           investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2023 filed on Form 10-K and quarterly report for the quarter ended September 30, 2024 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information January 16, 2025
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2024

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'2024	Q4'2023	Change	Q3'2024
Net Interest and Loan Fee
Income (FTE)	$59,247	$69,738	-15.0%	$62,465
Provision for
Credit Losses	-	-	n/m	-
Noninterest Income	10,633	10,992	-3.3%	11,925
Noninterest Expense	25,853	25,517	1.3%	26,309
Income Before Taxes (FTE)	44,027	55,213	-20.3%	48,081
Income Tax Provision (FTE)	12,327	15,745	-21.7%	13,024
Net Income	$31,700	$39,468	-19.7%	$35,057

Average Common Shares
Outstanding	26,699	26,662	0.1%	26,685
Diluted Average Common
Shares Outstanding	26,701	26,664	0.1%	26,686

Operating Ratios:
Basic Earnings Per Common
Share	$1.19	$1.48	-19.6%	$1.31
Diluted Earnings Per
Common Share	1.19	1.48	-19.6%	1.31
Return On Assets (a)	2.02%	2.35%		2.16%
Return On Common
Equity (a)	12.1%	16.7%		13.7%
Net Interest Margin (FTE) (a)	4.01%	4.41%		4.08%
Efficiency Ratio (FTE)	37.0%	31.6%		35.4%

Dividends Paid Per Common
Share	$0.44	$0.44	0.0%	$0.44
Common Dividend Payout
Ratio	37%	30%		33%

			%
	12/31'24YTD	12/31'23YTD	Change
Net Interest and Loan Fee
Income (FTE)	$251,906	$281,673	-10.6%
Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,150)	n/m
Noninterest Income	43,155	43,522	-0.8%
Noninterest Expense	104,391	103,216	1.1%
Income Before Taxes (FTE)	190,370	223,129	-14.7%
Income Tax Provision (FTE)	51,734	61,361	-15.7%
Net Income	$138,636	$161,768	-14.3%

Average Common Shares
Outstanding	26,685	26,703	-0.1%
Diluted Average Common
Shares Outstanding	26,686	26,706	-0.1%

Operating Ratios:
Basic Earnings Per Common
Share	$5.20	$6.06	-14.2%
Diluted Earnings Per
Common Share	5.20	6.06	-14.2%
Return On Assets	2.15%	2.35%
Return On Common
Equity	13.8%	18.1%
Net Interest Margin (FTE)	4.14%	4.37%
Efficiency Ratio (FTE)	35.4%	31.7%

Dividends Paid Per Common
Share	$1.76	$1.72	2.3%
Common Dividend Payout
Ratio	34%	28%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'2024	Q4'2023	Change	Q3'2024

Interest and Loan Fee
Income (FTE)	$62,713	$71,417	-12.2%	$68,110
Interest Expense	3,466	1,679	106.4%	5,645
Net Interest and Loan Fee
Income (FTE)	$59,247	$69,738	-15.0%	$62,465

Average Earning Assets	$5,850,620	$6,251,143	-6.4%	$6,062,174
Average Interest-Bearing
Liabilities	2,796,675	2,966,038	-5.7%	2,950,093

Yield on Earning Assets
(FTE) (a)	4.25%	4.52%		4.45%
Cost of Funds (a)	0.24%	0.11%		0.37%
Net Interest Margin (FTE) (a)	4.01%	4.41%		4.08%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.49%	0.22%		0.76%
Net Interest Spread (FTE) (a)	3.76%	4.30%		3.69%

			%
	12/31'24YTD	12/31'23YTD	Change
Interest and Loan Fee
Income (FTE)	$269,325	$285,563	-5.7%
Interest Expense	17,419	3,890	347.8%
Net Interest and Loan Fee
Income (FTE)	$251,906	$281,673	-10.6%

Average Earning Assets	$6,043,966	$6,451,821	-6.3%
Average Interest-Bearing
Liabilities	2,925,742	3,128,115	-6.5%

Yield on Earning Assets
(FTE)	4.43%	4.43%
Cost of Funds	0.29%	0.06%
Net Interest Margin (FTE)	4.14%	4.37%
Interest Expense /
Interest-Bearing
Liabilities	0.60%	0.12%
Net Interest Spread (FTE)	3.83%	4.31%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'2024	Q4'2023	Change	Q3'2024

Total Assets	$6,243,799	$6,665,040	-6.3%	$6,461,843
Total Earning Assets	5,850,620	6,251,143	-6.4%	6,062,174
Total Loans	821,767	873,635	-5.9%	831,418
Commercial Loans	131,088	139,535	-6.1%	136,160
Commercial Real Estate
Loans	503,546	490,645	2.6%	493,272
Consumer Loans	187,133	243,455	-23.1%	201,986
Total Investment Securities	4,557,436	5,182,557	-12.1%	4,736,024
Debt Securities Available for
Sale	3,710,378	4,298,396	-13.7%	3,881,678
Debt Securities Held to
Maturity	847,058	884,161	-4.2%	854,346
Total Interest-Bearing Cash	471,417	194,951	141.8%	494,732

Loans / Deposits	16.3%	15.7%		16.3%

			%
	12/31'24YTD	12/31'23YTD	Change

Total Assets	$6,444,687	$6,871,366	-6.2%
Total Earning Assets	6,043,966	6,451,821	-6.3%
Total Loans	836,136	912,316	-8.4%
Commercial Loans	133,569	153,499	-13.0%
Commercial Real Estate
Loans	493,282	492,183	0.2%
Consumer Loans	209,285	266,634	-21.5%
Total Investment Securities	4,833,024	5,334,711	-9.4%
Debt Securities Available for
Sale	3,973,134	4,436,003	-10.4%
Debt Securities Held to
Maturity	859,890	898,708	-4.3%
Total Interest-Bearing Cash	374,806	204,794	83.0%

Loans / Deposits	16.2%	15.8%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'2024	Q4'2023	Change	Q3'2024

Total Deposits	$5,028,363	$5,573,281	-9.8%	$5,092,244
Noninterest Demand	2,342,092	2,672,170	-12.4%	2,425,646
Interest-Bearing Transaction	934,876	1,085,864	-13.9%	937,694
Savings	1,666,542	1,713,803	-2.8%	1,639,997
Time greater than $100K	31,541	37,970	-16.9%	32,815
Time less than $100K	53,312	63,474	-16.0%	56,092
Total Short-Term Borrowings	110,404	64,927	70.0%	283,495
Bank Term Funding Program
Borrowings	-	-	n/m	167,391
Securities Sold under
Repurchase Agreements	110,404	64,927	70.0%	116,104
Shareholders' Equity	1,039,017	938,738	10.7%	1,016,642

Demand Deposits /
Total Deposits	46.6%	47.9%		47.6%
Transaction & Savings
Deposits / Total Deposits	98.3%	98.2%		98.3%

			%
	12/31'24YTD	12/31'23YTD	Change

Total Deposits	$5,174,942	$5,787,361	-10.6%
Noninterest Demand	2,445,945	2,748,544	-11.0%
Interest-Bearing Transaction	977,912	1,156,684	-15.5%
Savings	1,660,227	1,766,225	-6.0%
Time greater than $100K	33,794	48,076	-29.7%
Time less than $100K	57,064	67,832	-15.9%
Total Short-Term Borrowings	196,745	89,298	120.3%
Bank Term Funding Program
Borrowings	107,364	-	n/m
Securities Sold under
Repurchase Agreements	89,381	89,298	0.1%
Shareholders' Equity	1,003,242	894,610	12.1%

Demand Deposits /
Total Deposits	47.3%	47.5%
Transaction & Savings
Deposits / Total Deposits	98.2%	98.0%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'2024
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$5,850,620	$62,713	4.25%
Total Loans (FTE)	821,767	11,249	5.45%
Commercial Loans (FTE)	131,088	2,107	6.39%
Commercial Real Estate
Loans	503,546	6,477	5.12%
Consumer Loans	187,133	2,665	5.67%
Total Investments (FTE)	4,557,436	45,805	3.99%
Total Debt Securities
Available for Sale (FTE)	3,710,378	37,169	3.97%
Corporate Securities	2,038,474	14,011	2.75%
Collateralized Loan
Obligations	1,037,319	17,689	6.67%
Agency Mortgage Backed
Securities	240,259	1,688	2.81%
Securities of U.S.
Government Sponsored
Entities	310,617	2,776	3.58%
Obligations of States and
Political Subdivisions
(FTE)	64,575	507	3.14%
U.S. Treasury Securities	4,907	63	5.08%
Other Debt Securities
Available for Sale (FTE)	14,227	435	12.22%
Total Debt Securities Held to
Maturity (FTE)	847,058	8,636	4.08%
Agency Mortgage Backed
Securities	60,572	351	2.31%
Corporate Securities	734,395	7,815	4.26%
Obligations of States and
Political Subdivisions
(FTE)	52,091	470	3.61%
Total Interest-Bearing Cash	471,417	5,659	4.70%

Interest Expense Paid:
Total Earning Assets	5,850,620	3,466	0.24%
Total Interest-Bearing
Liabilities	2,796,675	3,466	0.49%
Total Interest-Bearing
Deposits	2,686,271	3,262	0.48%
Interest-Bearing Transaction	934,876	46	0.02%
Savings	1,666,542	3,148	0.75%
Time less than $100K	53,312	43	0.32%
Time greater than $100K	31,541	25	0.31%
Total Short-Term Borrowings	110,404	204	0.73%
Securities Sold under
Repurchase Agreements	110,404	204	0.73%

Net Interest Income and
Margin (FTE)		$59,247	4.01%

	Q4'2023
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$6,251,143	$71,417	4.52%
Total Loans (FTE)	873,635	11,695	5.31%
Commercial Loans (FTE)	139,535	2,503	7.12%
Commercial Real Estate
Loans	490,645	5,945	4.81%
Consumer Loans	243,455	3,247	5.29%
Total Investments (FTE)	5,182,557	57,032	4.35%
Total Debt Securities
Available for Sale (FTE)	4,298,396	48,094	4.42%
Corporate Securities	2,129,736	14,687	2.76%
Collateralized Loan
Obligations	1,508,494	28,041	7.27%
Agency Mortgage Backed
Securities	264,514	1,627	2.46%
Securities of U.S.
Government sponsored
entities	308,234	2,777	3.60%
Obligations of States and
Political Subdivisions
(FTE)	73,191	549	3.00%
Other Debt Securities
Available for Sale (FTE)	14,227	413	11.62%
Total Debt Securities Held to
Maturity (FTE)	884,161	8,938	4.04%
Agency Mortgage Backed
Securities	81,789	456	2.23%
Corporate Securities	727,579	7,816	4.30%
Obligations of States and
Political Subdivisions
(FTE)	74,793	666	3.56%
Total Interest-Bearing Cash	194,951	2,690	5.40%

Interest Expense Paid:
Total Earning Assets	6,251,143	1,679	0.11%
Total Interest-Bearing
Liabilities	2,966,038	1,679	0.22%
Total Interest-Bearing
Deposits	2,901,111	1,635	0.22%
Interest-Bearing Transaction	1,085,864	128	0.05%
Savings	1,713,803	1,431	0.33%
Time less than $100K	63,474	51	0.32%
Time greater than $100K	37,970	25	0.26%
Total Short-Term Borrowings	64,927	44	0.26%
Securities Sold under
Repurchase Agreements	64,927	44	0.26%

Net Interest Income and
Margin (FTE)		$69,738	4.41%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'2024	Q4'2023	Change	Q3'2024

Service Charges on Deposit
Accounts	$3,501	$3,540	-1.1%	$3,585
Merchant Processing
Services	2,735	2,863	-4.5%	2,474
Debit Card Fees	1,902	2,067	-8.0%	1,702
Trust Fees	867	764	13.5%	846
ATM Processing Fees	506	622	-18.6%	533
Other Service Fees	428	445	-3.8%	454
Life Insurance Gains	-	1	n/m	202
Other Noninterest Income	694	690	0.6%	2,129
Total Noninterest Income	$10,633	$10,992	-3.3%	$11,925

Operating Ratios:
Total Revenue (FTE)	$69,880	$80,730	-13.4%	$74,390
Noninterest Income /
Revenue (FTE)	15.2%	13.6%		16.0%
Service Charges /
Avg. Deposits (a)	0.28%	0.25%		0.28%
Total Revenue (FTE) Per
Avg. Common Share (a)	$10.41	$12.01	-13.3%	$11.09

			%
	12/31'24YTD	12/31'23YTD	Change
Service Charges on Deposit
Accounts	$14,025	$14,169	-1.0%
Merchant Processing
Services	10,449	11,280	-7.4%
Debit Card Fees	6,853	7,185	-4.6%
Trust Fees	3,318	3,122	6.3%
ATM Processing Fees	2,170	2,618	-17.1%
Other Service Fees	1,770	1,765	0.3%
Life Insurance Gains	202	279	n/m
Securities Losses	-	(125)	n/m
Other Noninterest Income	4,368	3,229	35.3%
Total Noninterest Income	$43,155	$43,522	-0.8%

Operating Ratios:
Total Revenue (FTE)	$295,061	$325,195	-9.3%
Noninterest Income /
Revenue (FTE)	14.6%	13.4%
Service Charges /
Avg. Deposits	0.27%	0.24%
Total Revenue (FTE) Per
Avg. Common Share	$11.06	$12.18	-9.2%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'2024	Q4'2023	Change	Q3'2024

Salaries and Related Benefits	$12,461	$12,156	2.5%	$12,762
Occupancy and Equipment	5,219	4,958	5.3%	5,256
Outsourced Data Processing	2,610	2,441	6.9%	2,614
Limited Partnership
Operating Losses	1,095	1,440	-24.0%	1,210
Professional Fees	369	389	-5.1%	337
Courier Service	692	681	1.6%	682
Other Noninterest Expense	3,407	3,452	-1.3%	3,448
Total Noninterest Expense	$25,853	$25,517	1.3%	$26,309

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.76%	1.62%		1.73%
Noninterest Expense /
Revenues (FTE)	37.0%	31.6%		35.4%

			%
	12/31'24YTD	12/31'23YTD	Change

Salaries and Related Benefits	$50,292	$47,871	5.1%
Occupancy and Equipment	20,673	20,520	0.7%
Outsourced Data Processing	10,271	9,846	4.3%
Limited Partnership
Operating Losses	5,185	5,754	-9.9%
Professional Fees	1,470	1,751	-16.0%
Courier Service	2,709	2,652	2.1%
Other Noninterest Expense	13,791	14,822	-7.0%
Total Noninterest Expense	$104,391	$103,216	1.1%

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets	1.73%	1.60%
Noninterest Expense /
Revenues (FTE)	35.4%	31.7%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q4'2024	Q4'2023	Change	Q3'2024

Average Total Loans	$821,767	$873,635	-5.9%	$831,418

Beginning of Period
Allowance for Credit
Losses on Loans (ACLL)	$15,318	$17,744	-13.7%	$15,952
Provision for
Credit Losses	-	-	n/m	-
Net ACLL Losses	(538)	(877)	-38.7%	(634)
End of Period ACLL	$14,780	$16,867	-12.4%	$15,318

Gross ACLL Recoveries /
Gross ACLL Losses	63%	60%		62%
Net ACLL Losses /
Avg. Total Loans (a)	-0.26%	-0.40%		-0.30%

			%
	12/31'24YTD	12/31'23YTD	Change

Average Total Loans	$836,136	$912,316	-8.4%

Beginning of Period ACLL	$16,867	$20,284	-16.8%
Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,150)	n/m
Net ACLL Losses	(2,387)	(2,267)	5.3%
End of Period ACLL	$14,780	$16,867	-12.4%

Gross ACLL Recoveries /
Gross ACLL Losses	64%	72%
Net ACLL Losses /
Avg. Total Loans	-0.29%	-0.25%

	(dollars in thousands)
			%
	12/31/24	12/31/23	Change	9/30/24
Allowance for Credit Losses
on Loans	$14,780	$16,867	-12.4%	$15,318
Allowance for Credit Losses
on Held to Maturity
Securities	1	1	49.1%	1
Total Allowance for Credit
Losses	$14,781	$16,868	-12.4%	$15,319

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/24	12/31/23	Change	9/30/24

Nonperforming Loans:
Nonperforming Nonaccrual
Loans	$201	$401	-49.9%	$252
Performing Nonaccrual
Loans	-	2	n/m	-
Total Nonaccrual Loans	201	403	-50.1%	252
Accruing Loans 90+ Days
Past Due	534	388	37.6%	667
Total Nonperforming Loans	$735	$791	-7.1%	$919

Total Loans Outstanding	$820,300	$866,602	-5.3%	$833,967

Total Assets	6,076,274	6,364,592	-4.5%	6,161,143

Loans:
Allowance for Credit Losses
on Loans	$14,780	$16,867	-12.4%	$15,318
Allowance for Credit Losses
on Loans / Loans	1.80%	1.95%		1.84%
Nonperforming Loans /
Total Loans	0.09%	0.09%		0.11%

10. Liquidity.

At December 31, 2024, the Company had $601,494 thousand in cash balances. During the twelve months ending December 31, 2025, the Company expects to receive $309,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at December 31, 2024, the Company’s debt securities which qualify as collateral for borrowing totaled $3,534,099 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at December 31, 2024, the Company had pledged $726,784 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at December 31, 2024, the Company had pledged $766,606 thousand in debt securities at the Federal Reserve Bank. During the twelve months ended December 31, 2024, the Company’s average borrowings from the Federal Reserve Bank and other correspondent banks were $107,364 thousand and $-0- thousand, respectively, and at December 31, 2024, the Company had no borrowings from the Federal Reserve Bank or other correspondent banks. At December 31, 2024, the Company had access to borrowing from the Federal Reserve up to $766,606 thousand based on collateral pledged at December 31, 2024. At December 31, 2024, the Company’s estimated unpledged collateral qualifying debt securities totaled $1,597,486 thousand. Debt securities eligible as collateral are shown at market value.

				(in thousands)
				12/31/24
Debt Securities Eligible as
Collateral:
Corporate Securities				$2,539,147
Collateralized Loan
Obligations rated AAA				311,650
Obligations of States and
Political Subdivisions				113,082
Agency Mortgage Backed
Securities				273,148
Securities of U.S. Government
Sponsored Entities				292,117
U.S. Treasury Securities				4,955
Total Debt Securities Eligible
as Collateral				$3,534,099
Debt Securities Pledged
as Collateral:
Debt Securities Pledged
at the Federal Reserve Bank				($766,606)
Deposits by Public Entities				(726,784)
Securities Sold under
Repurchase Agreements				(434,205)
Other				(9,018)
Total Debt Securities Pledged
as Collateral				($1,936,613)

Estimated Debt Securities
Available to Pledge				$1,597,486

11. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/24	12/31/23	Change	9/30/24

Shareholders' Equity	$889,957	$772,894	15.1%	$909,040
Total Assets	6,076,274	6,364,592	-4.5%	6,161,143
Shareholders' Equity/
Total Assets	14.65%	12.14%		14.75%
Shareholders' Equity/
Total Loans	108.49%	89.19%		109.00%
Tangible Common Equity
Ratio	12.90%	10.43%		13.03%
Common Shares Outstanding	26,708	26,671	0.1%	26,686
Common Equity Per Share	$33.32	$28.98	15.0%	$34.06
Market Value Per Common
Share	52.46	56.41	-7.0%	49.42

	(shares in thousands)
			%
	Q4'2024	Q4'2023	Change	Q3'2024
Share (Issuances) Retirements:
Total Shares Retired	-	-	n/m	-
Average Retirement Price	$-	$-	n/m	$-
Net Shares Issued	(22)	(22)	n/m	(3)

			%
	12/31'24YTD	12/31'23YTD	Change

Total Shares Retired	4	274	n/m
Average Retirement Price	$45.58	$50.11	n/m
Net Shares (Issued) Retired	(37)	242	n/m

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/24	12/31/23	Change	9/30/24
Assets:
Cash and Due from Banks	$601,494	$190,314	216.1%	$502,945

Debt Securities Available for
Sale:
Corporate Securities	1,835,937	1,909,548	-3.9%	1,901,617
Collateralized Loan
Obligations	982,589	1,484,597	-33.8%	1,078,920
Agency Mortgage Backed
Securities	218,026	239,454	-8.9%	227,565
Securities of U.S.
Government Sponsored
Entities	292,117	294,919	-1.0%	303,609
Obligations of States and
Political Subdivisions	62,186	71,283	-12.8%	63,876
U.S. Treasury Securities	4,955	-	n/m	4,899
Total Debt Securities
Available for Sale	3,395,810	3,999,801	-15.1%	3,580,486

Debt Securities Held to
Maturity:
Agency Mortgage Backed
Securities	57,927	78,565	-26.3%	62,745
Corporate Securities	735,447	728,650	0.9%	733,748
Obligations of States and
Political Subdivisions (2)	51,260	71,181	-28.0%	53,768
Total Debt Securities
Held to Maturity (2)	844,634	878,396	-3.8%	850,261

Loans	820,300	866,602	-5.3%	833,967
Allowance For Credit Losses
on Loans	(14,780)	(16,867)	-12.4%	(15,318)
Total Loans, net	805,520	849,735	-5.2%	818,649

Premises and Equipment, net	26,133	27,016	-3.3%	26,129
Identifiable Intangibles, net	125	347	-63.9%	178
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	280,885	297,310	-5.5%	260,822

Total Assets	$6,076,274	$6,364,592	-4.5%	$6,161,143

Liabilities and Shareholders'
Equity:
Deposits:
Noninterest-Bearing	$2,333,389	$2,605,844	-10.5%	$2,375,958
Interest-Bearing Transaction	953,863	1,072,233	-11.0%	925,455
Savings	1,642,360	1,699,388	-3.4%	1,677,332
Time	82,238	96,802	-15.0%	86,305
Total Deposits	5,011,850	5,474,267	-8.4%	5,065,050

Securities Sold under
Repurchase Agreements	120,322	58,162	106.9%	132,487
Total Short-Term
Borrowed Funds	120,322	58,162	106.9%	132,487

Other Liabilities	54,145	59,269	-8.6%	54,566
Total Liabilities	5,186,317	5,591,698	-7.2%	5,252,103

Shareholders' Equity:
Common Equity:
Paid-In Capital	476,506	473,171	0.7%	475,096
Accumulated Other
Comprehensive Loss	(168,104)	(190,282)	-11.7%	(127,653)
Retained Earnings	581,555	490,005	18.7%	561,597
Total Shareholders' Equity	889,957	772,894	15.1%	909,040

Total Liabilities and
Shareholders' Equity	$6,076,274	$6,364,592	-4.5%	$6,161,143

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'2024	Q4'2023	Change	Q3'2024
Interest and Loan Fee Income:
Loans	$11,167	$11,606	-3.8%	$11,441
Equity Securities	195	174	12.1%	175
Debt Securities Available
for Sale	36,843	47,783	-22.9%	40,829
Debt Securities Held to
Maturity	8,538	8,799	-3.0%	8,587
Interest-Bearing Cash	5,659	2,690	110.4%	6,762
Total Interest and Loan
Fee Income	62,402	71,052	-12.2%	67,794

Interest Expense:
Transaction Deposits	46	128	-64.1%	47
Savings Deposits	3,148	1,431	120.0%	2,990
Time Deposits	68	76	-10.5%	76
Bank Term Funding Program
Borrowings	-	-	n/m	2,278
Securities Sold under
Repurchase Agreements	204	44	359.1%	254
Total Interest Expense	3,466	1,679	106.4%	5,645

Net Interest and Loan
Fee Income	58,936	69,373	-15.0%	62,149

Provision for Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges on Deposit
Accounts	3,501	3,540	-1.1%	3,585
Merchant Processing
Services	2,735	2,863	-4.5%	2,474
Debit Card Fees	1,902	2,067	-8.0%	1,702
Trust Fees	867	764	13.5%	846
ATM Processing Fees	506	622	-18.6%	533
Other Service Fees	428	445	-3.8%	454
Life Insurance Gains	-	1	n/m	202
Other Noninterest Income	694	690	0.6%	2,129
Total Noninterest Income	10,633	10,992	-3.3%	11,925

Noninterest Expense:
Salaries and Related Benefits	12,461	12,156	2.5%	12,762
Occupancy and Equipment	5,219	4,958	5.3%	5,256
Outsourced Data Processing	2,610	2,441	6.9%	2,614
Limited Partnership
Operating Losses	1,095	1,440	-24.0%	1,210
Professional Fees	369	389	-5.1%	337
Courier Service	692	681	1.6%	682
Other Noninterest Expense	3,407	3,452	-1.3%	3,448
Total Noninterest Expense	25,853	25,517	1.3%	26,309

Income Before Income Taxes	43,716	54,848	-20.3%	47,765
Income Tax Provision	12,016	15,380	-21.9%	12,708
Net Income	$31,700	$39,468	-19.7%	$35,057

Average Common Shares
Outstanding	26,699	26,662	0.1%	26,685
Diluted Average Common
Shares Outstanding	26,701	26,664	0.1%	26,686

Per Common Share Data:
Basic Earnings	$1.19	$1.48	-19.6%	$1.31
Diluted Earnings	1.19	1.48	-19.6%	1.31
Dividends Paid	0.44	0.44	0.0%	0.44

			%
	12/31'24YTD	12/31'23YTD	Change
Interest and Loan Fee Income:
Loans	$45,286	$47,116	-3.9%
Equity Securities	719	630	14.1%
Debt Securities Available
for Sale	167,842	190,039	-11.7%
Debt Securities Held to
Maturity	34,502	35,557	-3.0%
Interest-Bearing Cash	19,665	10,671	84.3%
Total Interest and Loan
Fee Income	268,014	284,013	-5.6%

Interest Expense:
Transaction Deposits	281	457	-38.5%
Savings Deposits	10,377	2,993	246.7%
Time Deposits	283	320	-11.6%
Bank Term Funding Program
Borrowings	5,813	-	n/m
Securities Sold under
Repurchase Agreements	665	120	454.2%
Total Interest Expense	17,419	3,890	347.8%

Net Interest and Loan
Fee Income	250,595	280,123	-10.5%

Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,150)	n/m

Noninterest Income:
Service Charges on Deposit	14,025	14,169	-1.0%
Accounts
Merchant Processing
Services	10,449	11,280	-7.4%
Debit Card Fees	6,853	7,185	-4.6%
Trust Fees	3,318	3,122	6.3%
ATM Processing Fees	2,170	2,618	-17.1%
Other Service Fees	1,770	1,765	0.3%
Life Insurance Gains	202	279	n/m
Securities Losses	-	(125)	n/m
Other Noninterest Income	4,368	3,229	35.3%
Total Noninterest Income	43,155	43,522	-0.8%

Noninterest Expense:
Salaries and Related Benefits	50,292	47,871	5.1%
Occupancy and Equipment	20,673	20,520	0.7%
Outsourced Data Processing	10,271	9,846	4.3%
Limited Partnership
Operating Losses	5,185	5,754	-9.9%
Professional Fees	1,470	1,751	-16.0%
Courier Service	2,709	2,652	2.1%
Other Noninterest Expense	13,791	14,822	-7.0%
Total Noninterest Expense	104,391	103,216	1.1%

Income Before Income Taxes	189,059	221,579	-14.7%
Income Tax Provision	50,423	59,811	-15.7%
Net Income	$138,636	$161,768	-14.3%

Average Common Shares
Outstanding	26,685	26,703	-0.1%
Diluted Average Common
Shares Outstanding	26,686	26,706	-0.1%

Per Common Share Data:
Basic Earnings	$5.20	$6.06	-14.2%
Diluted Earnings	5.20	6.06	-14.2%
Dividends Paid	1.76	1.72	2.3%

Footnotes and Abbreviations:

(1) A recovery in excess of principal charged off on the loan in the first quarter 2023 resulted in a $1,550 thousand reversal of the allowance for credit loss provision in the first quarter 2023.

(2) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at December 31, 2024, September 30, 2024 and December 31, 2023.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized